Summary of Significant Accounting Policies (Policies)	12 Months Ended
May 31, 2014
Consolidation, Noncontrolling Interests and Basis of Presentation

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated on May 31, 2010 (please refer to Note A[2]). We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies, except for certain subsidiaries that were deconsolidated, are eliminated in consolidation.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Deconsolidation of Specialty Products Holding Corp. ("SPHC")

2) Deconsolidation of Specialty Products Holding Corp. (“SPHC”)

On May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, filed Chapter 11 reorganization proceedings in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). SPHC is our wholly owned subsidiary. In accordance with ASC 810, when a subsidiary becomes subject to the control of a government, court, administrator, or regulator, deconsolidation of that subsidiary is generally required. We therefore deconsolidated SPHC and its subsidiaries from our balance sheet as of May 31, 2010, and eliminated the results of SPHC’s operations from our results of operations beginning on that date. We believe we have no responsibility for liabilities of SPHC and Bondex. As a result of the Chapter 11 reorganization proceedings, on a prospective basis we will continue to account for our investment in SPHC under the cost method.

We had a net receivable from SPHC at May 31, 2010, that we expect may change before the bankruptcy proceedings have been finalized. The potential change relates to our indemnification of an insurer on appeal bonds pertaining to Bondex’s appeal of two asbestos cases that had been underway prior to the bankruptcy filing, neither of which are material in amount. During our fiscal 2012, one of the appeal bonds was satisfied, and during fiscal 2013, the remaining appeal bond was satisfied. Included in the net amount due from SPHC are receivables and payables, which we concluded we have the right to report as a net amount based on several factors, including the fact that all amounts are determinable, the balances are due to and from our subsidiaries, and we have been given reasonable assurance that netting the applicable receivables and payables would remain legally enforceable. We analyzed our net investment in SPHC as of May 31, 2010, which included a review of our advances to SPHC, an assessment of the collectibility of our net receivables due from SPHC, and a computation of the gain to be recorded upon deconsolidation based on the carrying amount of our investment in SPHC. In accordance with GAAP, the gain on deconsolidation related to the carrying amount of net assets of SPHC at May 31, 2010, was calculated in accordance with ASC 810-10-40-5, as follows:

a)	the aggregate of (1) the fair value of consideration received, (2) the fair value of any retained noncontrolling investment in the former subsidiary at the date the subsidiary is deconsolidated, and (3) the carrying amount of any noncontrolling interest in the former subsidiary; less

b)	the carrying amount of the former subsidiary’s assets and liabilities.

In determining the carrying value of any retained noncontrolling investment in SPHC at the date of deconsolidation we considered several factors, including analyses of cash flows combined with various assumptions relating to the future performance of this entity and a discounted value of SPHC’s recorded asbestos-related contingent obligations based on information available to us as of the date of deconsolidation. The discounted cash flow approach relies primarily on Level 3 unobservable inputs, whereby expected future cash flows are discounted using a rate that includes assumptions regarding an entity’s average cost of debt and equity, incorporates expected future cash flows based on internal business plans, and applies certain assumptions about risk and uncertainties due to the bankruptcy filing. Our estimates are based upon assumptions we believe to be reasonable, but which by nature are uncertain and unpredictable. As a result of this analysis, we determined that the carrying value of our retained interest in SPHC approximated zero.

As a result of the combined analyses of each of the components of our net investment in SPHC, we recorded a net loss of approximately $7.9 million, which was reflected in Other Expense, Net, during the fourth fiscal quarter of the year ended May 31, 2010. No changes have been made to these amounts through May 31, 2014.

Use of Estimates

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent events through the date the Consolidated Financial Statements were filed with the Securities and Exchange Commission (“SEC”).

Acquisitions/Divestitures

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2014, we completed four acquisitions. Two of the current-year acquisitions report through our consumer reportable segment, which included the following: a producer of specialty primers based in Westlake, Ohio; and a producer and marketer of premium concrete and wood deck floor coatings based in St. Paul, Minnesota. The other two product line acquisitions report through our industrial reportable segment and included the following: a Nova Scotia limited company that patented structural fibers used to replace steel fibers, welded wire mesh and conventional reinforcing bars in a wide variety of applications; and a producer of terrazzo tile, cork and rubber/cork floor tiles headquartered in Exton, Pennsylvania.

During the fiscal year ended May 31, 2013, we completed six acquisitions. Two of those acquisitions report through our consumer reportable segment, which included the following: a producer and marketer of innovative and unique exterior wood deck and concrete restoration systems based in Clarkston, Georgia; and a manufacturer of nail care enamels, coatings components and related products for the personal care industry located in Paterson, New Jersey. The remaining product line acquisitions report through our industrial reportable segment, and include our acquisition of a manufacturer of rolled asphalt roofing materials, waterproofing products, chemical admixtures and industrial epoxy flooring systems located in Cacapava, Brazil; and three smaller businesses.

The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. Final determinations of the purchase price allocation for these acquisitions have been completed, and are aggregated by year of purchase in the following table:

	Fiscal 2014 Acquisitions			Fiscal 2013 Acquisitions
(In thousands)	Weighted- Average Intangible Asset Amortization Life (In Years)	Total		Weighted- Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$10,874			$67,397
Property, plant and equipment		4,234			46,306
Goodwill	N/A	21,296		N/A	260,789
Tradenames - indefinite lives	N/A	2,000		N/A	38,448
Other intangible assets	14	19,462		9	103,593
Other long-term assets		—			8,171

Total Assets Acquired		$57,866			$524,704

Liabilities assumed		(18,361)			(120,372)

Net Assets Acquired		$39,505	(1)		$404,332	(2)

(1)	Figure includes cash acquired of $0.3 million.
(2)	Figure includes cash acquired of $6.9 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2014 and May 31, 2013 were not materially different from reported results and, consequently, are not presented.

Foreign Currency

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses have been immaterial during the past three fiscal years.

Cash and Cash Equivalents

6) Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

Property, Plant & Equipment

7) Property, Plant & Equipment

May 31,	2014	2013
(In thousands)
Land	$50,245	$45,281
Buildings and leasehold improvements	328,269	311,869
Machinery and equipment	813,162	770,973

Total property, plant and equipment, at cost	1,191,676	1,128,123
Less: allowance for depreciation and amortization	658,871	635,760

Property, plant and equipment, net	$532,805	$492,363

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 30 years
Buildings and improvements	3 to 50 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

Revenue Recognition

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed-contract method is applied. Under the completed-contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

Shipping Costs

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in selling, general and administrative expenses. For the years ended May 31, 2014, 2013 and 2012, shipping costs were $133.0 million, $125.6 million and $112.0 million, respectively.

Allowance for Doubtful Accounts Receivable

10) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectability and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions. For the periods ended May 31, 2014, 2013 and 2012, bad debt expense approximated $7.6 million, $18.8 million and $5.8 million, respectively. Included in bad debt expense during fiscal 2013 is $9.0 million recognized for amounts written off in relation to our loan to Kemrock.

Inventories

11) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience. Inventories were composed of the following major classes:

May 31,	2014	2013
(In thousands)
Raw material and supplies	$213,981	$185,590
Finished goods	399,663	363,090

Total Inventory	$613,644	$548,680

Goodwill and Other Intangible Assets

12) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount. However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis. We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarter of fiscal 2014.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data. As a result of the assessments performed for fiscal 2014, 2013 and 2012, there were no indicators of impairment, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. During fiscal 2013, we adopted new FASB guidance that simplifies how an entity tests indefinite-lived intangible assets for impairment. It provides an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data. As a result of the assessments performed for fiscal 2014, 2013 and 2012, there were no indicators of impairment.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

Advertising Costs

13) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2014, 2013 and 2012, advertising costs were $49.6 million, $43.2 million and $34.1 million, respectively.

Research and Development

14) Research and Development

Research and development costs are charged to operations when incurred and are included in selling, general and administrative expenses. The amounts charged to expense for the years ended May 31, 2014, 2013 and 2012 were $54.6 million, $49.3 million and $45.4 million, respectively.

Stock-Based Compensation

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock, stock options and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note I, “Stock-Based Compensation,” for further information.

Investment (Income), Net

16) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2014	2013	2012
(In thousands)
Interest (income)	$(6,327)	$(6,814)	$(5,031)
Loss (gain) on sale of marketable securities	(7,353)	(11,664)	862
Other-than-temporary impairment on securities	161	14,279	1,604
Dividend (income)	(2,196)	(1,979)	(1,621)

Investment (income), net	$(15,715)	$(6,178)	$(4,186)

Other (Income) Expense, Net

17) Other (Income) Expense, Net

Other (income) expense, net, consists of the following components:

Year Ended May 31,	2014	2013	2012
(In thousands)
Royalty (income), net	$(1,195)	$(2,069)	$(1,520)
Loss on Brazil operational repositioning	—	6,087
Loss on Kemrock conversion option	—	9,030
(Income) loss related to unconsolidated equity affiliates	(2,888)	44,671	(8,079)

Other (income) expense, net	$(4,083)	$57,719	$(9,599)

Equity in Income of Unconsolidated Affiliates

Beginning with our fiscal year ended May 31, 2007, we began purchasing shares of Kemrock Industries and Exports Limited (“Kemrock”) common stock. By May 31, 2011, we had acquired a total of approximately 3.2 million shares of Kemrock common stock, for an accumulated cost of approximately $24.2 million, which represented approximately 18% of Kemrock’s outstanding shares at that time. Our investment in Kemrock common stock had been classified in other long-term assets on our balance sheet and included with available-for-sale securities, which are carried at fair value based on quoted market prices.

During fiscal 2012, we purchased approximately 870,000 additional shares of Kemrock common stock, which increased our ownership to 23% of Kemrock’s outstanding shares. Also during fiscal 2012, we entered into a GDR Purchase Agreement with Kemrock, whereby we purchased from Kemrock 693,072 GDRs of Kemrock for an aggregate purchase price of approximately $7.2 million. We account for our investment in the Kemrock GDRs as common stock equivalents within our total investment in Kemrock. Lastly, during fiscal 2012, we invested $22.7 million in 5.5% convertible bonds issued by Kemrock. The bonds are convertible into ordinary shares or GDRs, each representing one ordinary share of Kemrock stock, and may be converted at any time on or after June 4, 2012 and up to the close of business on June 12, 2017.

Due to the presumption under GAAP that an entity with an ownership percentage greater than 20% has significant influence, and no other factors would refute that presumption, we changed our accounting for this investment to the equity method. Adjustments are made to our investment in order to recognize our share of Kemrock’s earnings as they occur, rather than as dividends or other distributions are received. Any changes in our proportionate share of the underlying equity of Kemrock, which could result from their issuance of additional equity securities, are recognized as increases or decreases in shareholders’ equity, net of any related tax effects.

We account for our equity method investment in Kemrock under ASC 323, “Investments – Equity Method and Joint Ventures.” As outlined in ASC 323-10-35-32, a decline in the quoted market price below the carrying amount, when combined with other evidence of a loss in value, may be indicative of a loss in value that is other than temporary. In consideration of all available evidence to evaluate the realizable value of our equity investment, including a decline in the market price of shares of Kemrock stock, the financial condition and near term prospects of Kemrock, and the overall economic situation in India, we determined that it was appropriate to record an impairment loss during fiscal 2013 of approximately $55.9 million on our equity method investment, which is classified in other (income) expense, net in our Consolidated Statements of Income. We also recorded a loss of approximately $13.7 million for the write-down of our investment in Kemrock convertible bonds, which is classified in investment (income) expense, net in our Consolidated Statements of Income.

Our investment in Kemrock had no carrying value at May 31, 2014 or 2013.

Loss on Repositioning of Operations in Brazil

During fiscal 2013, we completed a definitive plan to substantially liquidate our StonCor Brazil subsidiary, a small flooring business in Brazil with sales, income and assets that amounted to significantly less than 1% of our consolidated sales, income and assets in any given year, in order to leverage the substantial sales force, manufacturing facilities, broad distribution network and entrepreneurial management team of our Viapol subsidiary, which was acquired in June 2012. The acquisition of Viapol has given us the critical mass needed to sell construction products in Brazil, including RPM’s existing flooring brands such as Stonhard and Flowcrete. Viapol has the local manufacturing capabilities and technically skilled salespeople required to sell epoxy and polyurethane flooring in Brazil where we previously lacked a significant presence.

As a result of our repositioning of certain of our industrial segment operations in Brazil, we incurred a loss of approximately $6.1 million. Included in the loss was the impact of an adjustment for accumulated foreign currency translation. This non-cash charge was previously recorded as an unrealized foreign exchange loss in our currency translation account as a component of other comprehensive income.

Income Taxes

18) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

As of May 31, 2014, it is possible that we could repatriate approximately $50.0 million of undistributed foreign earnings in the foreseeable future. Accordingly, the estimated tax impact, $2.5 million, of this potential repatriation has been reflected in our current results. We have not provided for U.S. income and foreign withholding taxes on the remaining foreign subsidiaries’ undistributed earnings of approximately $1.2 billion because such earnings have been retained and reinvested by the subsidiaries as of May 31, 2014. Accordingly, no provision has been made for U.S. income taxes or foreign withholding taxes, which may become payable if the remaining undistributed earnings of foreign subsidiaries were paid to us as dividends. The additional income taxes and applicable withholding taxes that would result had such earnings actually been repatriated are not practically determinable.

Earnings Per Share of Common Stock

19) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities. Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method. Dilutive potential shares of common stock include outstanding stock options, stock awards and convertible notes. See Note K, “Earnings Per Share of Common Stock,” for additional information.

Other Recent Accounting Pronouncements

20) Other Recent Accounting Pronouncements

In February 2013, the FASB further amended the disclosure requirements for comprehensive income. The update requires companies to disclose items reclassified out of accumulated other comprehensive income and into net income in a single location either in the notes to the consolidated financial statements or parenthetically on the face of the Statements of Operations. The change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2012, and is to be applied prospectively. Our adoption of these provisions on June 1, 2013 did not affect our consolidated results of operations, financial condition or liquidity as it is disclosure-related only.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers,” which establishes a comprehensive revenue recognition standard for virtually all industries in U.S. GAAP. The new standard will apply for annual periods beginning after December 15, 2016, including interim periods therein. Early adoption is prohibited. We have not yet determined the effects, if any, adoption of this update may have on our consolidated financial statements.